Exhibit 10.7

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT
This Amendment No. 1 to Forbearance Agreement, dated as of June 12, 2020 (this “Agreement”) is among ENDOLOGIX, INC., a Delaware corporation (the “Borrower”), the Lenders party to this Agreement, and DEERFIELD PRIVATE DESIGN FUND IV, L.P., as agent (in such capacity, “Agent”), and amends that certain Forbearance Agreement and Amendment to Facility Agreement, dated as of May 26, 2020 (the “Forbearance Agreement”), by and among the Borrower, the Agent and the Lenders party thereto.
RECITALS
WHEREAS, Borrower, the Lenders from time to time party thereto and the Agent are parties to that certain Amended and Restated Facility Agreement dated as of August 9, 2018 (as amended, supplemented, restated or otherwise modified from time to time, the “Facility Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Facility Agreement or the Forbearance Agreement, as applicable);
WHEREAS, Borrower, the Lenders party thereto and the Agent are parties to the Forbearance Agreement, pursuant to which the Lenders party thereto and the Agent agreed to forbear from exercising certain default-related rights and remedies against Borrower and the other Loan Parties with respect to the Specified Defaults during the Forbearance Period;
WHEREAS, the Borrower has requested that the Required Lenders and the Agent agree to amend the Forbearance Agreement to extend the Forbearance Period set forth therein; and
WHEREAS, the Lenders party hereto (each, a “Lender Party”) and the Agent are willing to agree to such amendment on terms and subject to conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
SECTION 1.Amendment. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Forbearance Agreement is amended as follows:
1.1    Section 3(a) of the Forbearance Agreement is hereby amended by replacing the reference to “June 15, 2020” set forth therein with “June 30, 2020”.
1.2    Section 5 of the Forbearance Agreement is hereby amended by adding the following Milestones to the end of subsection (c) thereof:
“(iv)    no later than June 16, 2020, the Borrower shall deliver to the Agent a draft of a restructuring support agreement, along with a long-form term sheet (collectively, the “RSA”), describing the terms and conditions of a restructuring transaction to be consummated through a Chapter 11 proceeding of the Loan Parties (the “Chapter 11 Proceeding”), to be entered into among the Borrower, the other Loan Parties, the Lenders and the Agent;
(v)    no later than June 18, 2020, the Borrower shall deliver to the Agent a draft plan of reorganization for the Chapter 11 Proceeding (the “Plan”);

Exhibit 10.7

(vi)    no later than June 19, 2020, the Borrower shall deliver to the Agent drafts of a key employee incentive program (“KEIP”) and/or key employee retention program (“KERP”) to be implemented in connection with the Chapter 11 Proceeding, including without limitation relevant performance metrics and comparisons of the proposed KEIP and/or KERP to programs adopted and approved in similar Chapter 11 proceedings;
(vii)    no later than June 19, 2020, the Borrower shall deliver to the Agent a draft of a disclosure statement (the “Disclosure Statement”) for the Chapter 11 Proceeding;
(viii)    no later than June 22, 2020, the Borrower shall deliver to the Agent drafts of customary “first-day” filings for the Chapter 11 Proceeding (the “First Day Filings”);”
1.3    Section 5 of the Forbearance Agreement is hereby amended by adding a new subsections (f) thereto that reads in its entirety as follows:
“(f)    Independent Director. The Company shall cause an individual designated by the Agent from time to time to be appointed to the Board of Directors of the Company at all times, with reasonable and customary compensation and indemnification arrangements satisfactory to the Agent. Such director shall serve on any committees coordinating or implementing the restructuring, including, without limitation, the drafting and approval of the RSA, the Plan , the Disclosure Statement, the First Day Filings and the KEIP and/or KERP. Such director shall not be removed or replaced without the prior written consent of the Required Lenders. The Borrower agrees that, in connection with exercising its rights hereunder, the Agent may share confidential information with any prospective director as long as the Agent informs such individual of the confidential nature of such information and such individual agrees to preserve the confidentiality thereof on terms substantially consistent with the Non-Disclosure Agreement, dated April 6, 2020, among Deerfield Management Company, L.P. and the Borrower.”
SECTION 2.No Other Amendments or Waivers.
The Forbearance Agreement (as amended hereby), and the terms and provisions hereof and thereof, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the forbearance expressly set forth in Section 3 of the Forbearance Agreement (as amended hereby), the Facility Agreement shall remain unchanged and in full force and effect. Except as expressly set forth in Section 3 of the Forbearance Agreement (as amended hereby), the execution, delivery, and performance of this Agreement shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Agent or the Lenders party thereto under the Facility Agreement or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Facility Agreement or any of the other Loan Documents. The agreements set forth within the Forbearance Agreement (as amended hereby) are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Facility Agreement or other Loan Documents, and shall not operate as a consent to any further or other matter, under the Loan Documents.
SECTION 3.Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent on the date hereof:
3.1.Execution of Agreement. Each Loan Party, Agent and the Required Lenders shall have duly executed and delivered this Agreement.

Exhibit 10.7

3.2.Accuracy of Representations and Warranties. All representations and warranties contained in Section 4 hereof shall be true and correct in all respects.
3.3.ABL Forbearance Amendment. An amendment to the ABL Forbearance Agreement shall be effective and on terms acceptable to the Lender Parties.
3.4.Independent Director. An independent director designated by the Agent shall have been appointed to the board of directors of the Company, the Company and such director shall have entered into reasonable and customary compensation and indemnification arrangements satisfactory to the Agent, and such director shall serve on any committees coordinating or implementing the restructuring, including, without limitation, the drafting and approval of the RSA, the Plan , the Disclosure Statement, the First Day Filings and the KEIP and/or KERP.
SECTION 4.Representations and Warranties. To induce the Lenders and the Agent to execute and deliver this Agreement, on behalf of itself and the other Loan Parties, Borrower hereby represents and warrants to the Lenders and the Agent that:
4.1.as of the date hereof, and after giving effect to this Agreement, the representations and warranties set forth in Section 3.1 of the Facility Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;
4.2.immediately before and after giving effect to this Agreement, no Default or Event of Default (other than any Specified Default) has occurred and is continuing;
4.3.each of Borrower and each other Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement, this Agreement has been duly executed and delivered by each of Borrower and each other Loan Party and this Agreement is the legal, valid and binding obligation of each of Borrower and each other Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of law; and
4.4.other than the ABL Forbearance Agreement, as of the date hereof, no Third Party Forbearance Agreements exist.
SECTION 5.Reaffirmation and Release. Each Loan Party, by its signature below, hereby agrees that:
5.1.(i) after giving effect to this Agreement, the Facility Agreement, Security Agreement and each other Loan Document shall continue to be in full force and effect and (ii) affirms and confirms all of its obligations and liabilities under the Facility Agreement, the Security Agreement and each other Loan Document, in each case after giving effect to this Agreement, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Agreement to secure such Obligations, all as provided in the Security Agreement as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, the Obligations under the Facility Agreement and the other Loan Documents, in each case after giving effect to this Agreement; and

Exhibit 10.7

5.2.after giving effect to this Agreement, each Lien granted by it to the Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party shall (i) continue in full force and effect during the term of the Facility Agreement and (ii) continue to secure the Obligations, in each case on and subject to the terms and conditions set forth in the Facility Agreement and the other Loan Documents.
5.3.Release.
(a)In consideration of this Agreement and agreements of the Agent and Lender Parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and the other Loan Parties (collectively, the “Releasing Parties”), each on behalf of itself and its successors, assigns, and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, the Lender Parties, solely in their capacities as Lenders, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, in each case solely in their capacities relative to the Lender Parties and not in any other capacity such party may have relative to the Releasing Parties (Agent, each Lender Party, and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, the Loan Parties or any of their respective successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, for or on account of, or in relation to, or in any way in connection with the Facility Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”). Each Releasing Party expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 5.3. Furthermore, each of the Releasing Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 5.3. The foregoing release, covenant and waivers of this Section 5.3 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Facility Agreement, this Agreement, any other Loan Document or any provision hereof or thereof.
(b)     Each Releasing Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

SECTION 6.Miscellaneous.

Exhibit 10.7

6.1.Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.
6.2.Governing Law. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
6.3.Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.
6.4.Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties and their respective successors and assigns.
6.5.References. Any reference to the Facility Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.
6.6.Loan Document. This Agreement shall be deemed to be and shall constitute a Loan Document.
6.7.Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Facility Agreement. The Facility Agreement and each of the Loan Documents remain in full force and effect.
6.8.Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior understandings and agreements, among the parties relating to the subject matter thereof.
6.9.Counterparts; Execution. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER: ENDOLOGIX, INC.

By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	CFO

[Signature Page to Amendment to Term Loan Forbearance Agreement]

Exhibit 10.7

GUARANTORS:
CVS/DMS ACQUISITION CORP.

By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	CFO

NELLIX, INC.

By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	CFO

TRIVASCULAR TECHNOLOGIES, INC.

By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	CFO

TRIVASCULAR, INC.

By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	CFO

ENDOLOGIX CANADA, LLC

By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	CFO

TRIVASCULAR SALES LLC

By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	CFO

RMS/ENDOLOGIX SIDEWAYS MERGER CORP.

By:	/s/ Vaseem Mahboob
	Name:	Vaseem Mahboob
	Title:	CFO

[Signature Page to Amendment to Term Loan Forbearance Agreement]

Exhibit 10.7

AGENT AND LENDERS:
DEERFIELD PRIVATE DESIGN FUND IV, L.P., as Agent and Lender

By:	Deerfield Mgmt IV, L.P., General Partner

By:	J.E. Flynn Capital IV, LLC, General Partner

By:	/s/ David Clark
	Name:	David Clark
	Title:	Authorized Signatory

DEERFIELD PARTNERS, L.P., as Lender

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ David Clark
	Name:	David Clark
	Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND III, L.P., as Lender

By:	Deerfield Mgmt III, L.P., General Partner

By:	J.E. Flynn Capital III, LLC, General Partner

By:	/s/ David Clark
	Name:	David Clark
	Title:	Authorized Signatory

[Signature Page to Amendment to Term Loan Forbearance Agreement]